Investment (Notes)	6 Months Ended
Jun. 30, 2021
Investments, Debt and Equity Securities [Abstract]
Investments in and Advances to Affiliates, Schedule of Investments [Text Block]	InvestmentIn November 2018, in connection with the divestiture of Overland Storage, Inc. (“Overland”), the Company received 1,879,699 Silicon Valley Technology Partners (“SVTP”) Preferred Shares representing 19.9% of the outstanding shares of capital stock of SVTP with a fair value of $2.1 million. The fair value of this investment was estimated using discounted cash flows and consideration of the Exchange Agreement described below. The Company concluded it does not have a significant influence over the investee. There were no known identified events or changes in circumstances that may have a significant adverse effect on the fair value of the investment at June 30, 2021.